4th Quarter Fiscal Year 2006
Earnings Teleconference

October 24, 2006

Lucent Technologies – Proprietary

Use pursuant to company instruction

John DeBono
 Investor Relations Vice President

Introduction

4th Quarter Fiscal Year 2006
Earnings Teleconference

Lucent Technologies – Proprietary

Use pursuant to company instruction

Forward Looking Statement Disclosure

This presentation contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. Words such as "expects," "anticipates,"
"targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction;
difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws.

FOR A MORE COMPLETE LIST AND DESCRIPTION OF SUCH RISKS AND UNCERTAINTIES, REFER TO LUCENT'S
ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2005 AND QUARTERLY REPORTS ON
FORM 10-Q FOR THE PERIODS ENDED DECEMBER 31, 2005, MARCH 31, 2006 AND JUNE 30, 2006, AND PROXY
STATEMENT DATED AUGUST 7, 2006 AND ALCATEL'S ANNUAL REPORT ON FORM 20-F FOR THE YEAR ENDED
DECEMBER 31, 2005, AS AMENDED, AS WELL AS OTHER FILINGS BY LUCENT AND ALCATEL WITH THE U.S.
SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). EXCEPT AS REQUIRED UNDER THE U.S. FEDERAL
SECURITIES LAWS AND THE RULES AND REGULATIONS OF THE SEC, LUCENT DISCLAIMS ANY INTENTION OR
OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS AFTER THE DISTRIBUTION OF THIS
DOCUMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, DEVELOPMENTS, CHANGES IN
ASSUMPTIONS OR OTHERWISE.

Lucent Technologies – Proprietary

Use pursuant to company instruction

Pat Russo
Chairman and Chief Executive Officer

Opening Remarks

4th Quarter Fiscal Year 2006
Earnings Teleconference

Lucent Technologies – Proprietary

Use pursuant to company instruction

John Kritzmacher
Chief Financial Officer

Financial Review

4th Quarter Fiscal Year 2006
Earnings Teleconference

Lucent Technologies – Proprietary

Use pursuant to company instruction

Q4 Fiscal 2006 Financial Review
Quarterly Results Highlights

Q406 vs.

Q406

Q306

Q306

Revenues

2,561

2,050

25%

Gross Margin %

44%

41%

3 pts

Operating Expenses

739

665

74

Operating Income

380

174

206

Operating Margin %

15%

8%

7 pts

Net Income

371

79

292

EPS - basic

0.08

0.02

0.06

EPS - diluted

0.07

0.02

0.05

Weighted Average Common Shares

(in millions)

Basic

4,482

4,479

Diluted

5,516

4,519

($ millions, except for per share figures)

Lucent Technologies – Proprietary

Use pursuant to company instruction

Q4 Fiscal 2006 Financial Review
Operating Expenses

Q406 vs.

Q406

Q306

Q306

All Other SG&A

407

372

35

Bad Debt & Customer Financing

11

(2)

13

   Total SG&A

418

370

48

R&D

321

276

45

IPR&D

-

12

(12)

Business Restructuring

-

7

(7)

Total Operating Expenses

739

665

74

($ millions)

Lucent Technologies – Proprietary

Use pursuant to company instruction

Q4 Fiscal 2006 Financial Review
Segment Results

Q406 vs.

Q406

Q306

Q306

MOBILITY ACCESS AND

APPLICATIONS SOLUTIONS

   Revenues

1,277

827

54%

   Segment Income

506

228

278

MULTIMEDIA NETWORK SOLUTIONS

   Revenues

440

454

-3%

   Segment Income

14

26

(12)

CONVERGED CORE SOLUTIONS

   Revenues

157

147

7%

   Segment Income

34

20

14

SERVICES

   Revenues

644

581

11%

   Segment Income

95

84

11

($ millions)

Lucent Technologies – Proprietary

Use pursuant to company instruction

Q4 Fiscal 2006 Financial Review
Cash Flow

($ millions)

Q406 vs.

Q406

Q306

Q306

Net Income

371

79

292

Changes in Other Non-Cash Items

(37)

42

(79)

Changes in Working Capital

(199)

(40)

(159)

Changes in Other Op. Assets and Liabilities

(12)

(117)

105

Cash Provided by (Used in) Operating Activities

123

(36)

159

Less:  Capital Spending

(64)

(47)

(17)

Cash Flow after Capital Spending

59

(83)

142

Lucent Technologies – Proprietary

Use pursuant to company instruction

Q4 Fiscal 2006 Financial Review
Pension and Post Retirement Benefits

NOTE -  Based on U.S. GAAP

(*) Includes formerly represented retirees, active & retired non-represented occupational employees and active represented employees.

As of 9/30/05

9/30/06 vs.

09/30/05

Plan Assets

Plan

Obligations

Funded

Status

Funded

Status

$ Change

Pension Plans

Non-Management*

16,959

11,233

5,726

4,468

1,258

Management

17,256

17,281

(25)

(1,243)

1,218

Other

918

1,457

(539)

(532)

(7)

Total Pension Plans

35,133

29,971

5,162

2,693

2,469

Post-Retirement Benefits

753

5,833

(5,080)

(5,106)

26

Total

35,886

35,804

82

(2,413)

2,495

As of 09/30/06

($ millions)

Lucent Technologies – Proprietary

Use pursuant to company instruction

Q4 Fiscal 2006 Financial Review
Working Capital and Other Selected Metrics

Change

9/30/2006

6/30/2006

Q406 vs. Q306

WORKING CAPITAL METRICS

Inventory Turns

7.9

6.3

1.6 Turns

Days Sales Outstanding (DSO)

57

68

-11 Days

Headcount

29,800

30,200

(400)

As of

Lucent Technologies – Proprietary

Use pursuant to company instruction

Q4 Fiscal 2006 Financial Review
Selected Balance Sheet Items

9/30/2006

6/30/2006

Change

Cash

1,337

1,368

(31)

Short-Term Marketable Securities

630

588

42

Long-Term Marketable Securities

1,476

1,741

(265)

Total Cash and Marketable Securities

3,443

3,697

(254)

Debt and Convertible Securities:

      2.75% Senior Convertible Debt

1,631

1,631

-

      7.75% Convertible Securities

1,102

1,102

-

      8.0% Subordinated Convertible Debt

486

486

-

      Other Debt

1,831

2,196

(365)

Total Debt and Convertible Securities

5,050

5,415

(365)

Net Debt

1,607

1,718

(111)

Long-Term Debt Ratings (S&P/Moody's/Fitch)

B/B1/BB-

B/B1/BB-

($ millions)

Lucent Technologies – Proprietary

Use pursuant to company instruction

Q4 Fiscal 2006 Financial Review
Key Takeaways

Results for fiscal 2006 fourth quarter:

Revenues of $2.56 billion

Gross margin rate of 44%

Operating margin rate of 15%

Earnings per diluted share of $0.07

Continue to expect our pending merger with Alcatel to close by the end of the calendar year.

As such, as we have previously announced, we will not be providing any guidance on future results at this time.

Lucent Technologies – Proprietary

Use pursuant to company instruction

Q&A Session

4th Quarter Fiscal Year 2006
Earnings Teleconference

Lucent Technologies – Proprietary

Use pursuant to company instruction